EXHIBIT 24






                                POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/4/97

      /s/ A. M. Gleason
      A. M. Gleason





                                                                      EXHIBIT 24






                                POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/4/97

      /s/ Michael C. Henderson
      Michael C. Henderson







                                                                      EXHIBIT 24






                                POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/4/97

      /s/ William E. Porter
      William E. Porter







                                                                      EXHIBIT 24






                                POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/4/97

      /s/ John W. Rosenblum
      John W. Rosenblum






                                                                      EXHIBIT 24






                                POWER OF ATTORNEY



I hereby appoint William G. Mustain and Wayne R. Wilver, or either of them, my true and lawful attorneys-in-fact, each with full power of substitution, to Comdial Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1996 on my behalf in my capacity as a director of Comdial Corporation, and to sign on my behalf in such capacity any and all amendments to such Annual Report which either such attorneys-in-fact, or their respective substitutes, may deem appropriate or necessary.






Dated:  02/4/97

      /s/ Dianne C. Walker
      Dianne C. Walker